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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of report: July 20, 2005
                 Date of earliest event reported: July 20, 2005

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

              Delaware                   1-3619                13-5315170
   (State or other jurisdiction     (Commission File        (I.R.S. Employer
          of incorporation)              Number)          Identification No.)

               235 East 42nd Street
                New York, New York                              10017
    (Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On July 20, 2005, Pfizer Inc. (the "Company" or "Pfizer") issued a press release announcing its financial results for the second quarter of 2005. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1 - Press Release of Pfizer Inc. dated July 20, 2005, reporting
                    Pfizer's financial results for the second quarter of 2005.
                    Exhibit 99 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                            PFIZER INC.


                                            By:  /s/ Margaret M. Foran
                                                 -------------------------------
                                                 Margaret M. Foran
                                                 Title: Vice President-Corporate
                                                 Governance and Secretary

Dated: July 20, 2005

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------------------------------------------------------
99.1            Press Release of Pfizer Inc. dated July 20, 2005, reporting
                Pfizer's financial results for the second quarter of 2005.